FINANCIAL AND STATISTICAL DATA TABLES AND RECONCILIATION SCHEDULES

Following are unaudited financial highlights for the comparative three and six-month periods ended June 30, 2020 and 2019 and the three-month period ended March 31, 2020. All production volumes and dollars are expressed on a net revenue interest basis with gas volumes converted to equivalent barrels at 6:1.

DENBURY RESOURCES INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

The following information is based on GAAP reported earnings (along with additional required disclosures) included or to be included in the Company’s periodic reports:

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
In thousands, except per-share data	2020	2019	2020	2020	2019
Revenues and other income
Oil sales	$108,538	$328,571	$228,577	$337,115	$620,536
Natural gas sales	849	1,850	1,047	1,896	4,462
CO2 sales and transportation fees	6,504	7,986	8,028	14,532	16,556
Purchased oil sales	1,490	2,591	3,721	5,211	2,806
Other income	494	2,367	828	1,322	4,457
Total revenues and other income	117,875	343,365	242,201	360,076	648,817
Expenses
Lease operating expenses	81,293	117,932	109,270	190,563	243,355
Transportation and marketing expenses	9,388	11,236	9,621	19,009	22,009
CO2 discovery and operating expenses	885	581	752	1,637	1,137
Taxes other than income	10,372	25,517	19,686	30,058	49,302
Purchased oil expenses	1,450	2,564	3,661	5,111	2,777
General and administrative expenses	23,776	17,506	9,733	33,509	36,431
Interest, net of amounts capitalized of $8,729, $8,238, $9,452, $18,181 and $18,772, respectively	20,617	20,416	19,946	40,563	37,814
Depletion, depreciation, and amortization	55,414	58,264	96,862	152,276	115,561
Commodity derivatives expense (income)	40,130	(24,760)	(146,771)	(106,641)	58,617
Gain on debt extinguishment	—	(100,346)	(18,994)	(18,994)	(100,346)
Write-down of oil and natural gas properties	662,440	—	72,541	734,981	—
Other expenses	11,290	2,386	2,494	13,784	6,524
Total expenses	917,055	131,296	178,801	1,095,856	473,181
Income (loss) before income taxes	(799,180)	212,069	63,400	(735,780)	175,636
Income tax provision (benefit)
Current income taxes	598	3,354	(6,407)	(5,809)	2,073
Deferred income taxes	(102,304)	62,023	(4,209)	(106,513)	52,545
Net income (loss)	$(697,474)	$146,692	$74,016	$(623,458)	$121,018

Net income (loss) per common share
Basic	$(1.41)	$0.32	$0.15	$(1.26)	$0.27
Diluted	$(1.41)	$0.32	$0.14	$(1.26)	$0.26

Weighted average common shares outstanding
Basic	495,245	452,612	494,259	494,752	452,169
Diluted	495,245	467,427	586,190	494,752	461,460

DENBURY RESOURCES INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended
	June 30,
In thousands	2020	2019
Cash flows from operating activities
Net income (loss)	$(623,458)	$121,018
Adjustments to reconcile net income (loss) to cash flows from operating activities
Depletion, depreciation, and amortization	152,276	115,561
Write-down of oil and natural gas properties	734,981	—
Deferred income taxes	(106,513)	52,545
Stock-based compensation	3,540	6,865
Commodity derivatives expense (income)	(106,641)	58,617
Receipt on settlements of commodity derivatives	70,267	6,657
Gain on debt extinguishment	(18,994)	(100,346)
Debt issuance costs and discounts	9,921	2,901
Other, net	(1,642)	(57)
Changes in assets and liabilities, net of effects from acquisitions
Accrued production receivable	62,063	(9,909)
Trade and other receivables	(16,162)	(271)
Other current and long-term assets	(4,552)	(3,389)
Accounts payable and accrued liabilities	(60,295)	(33,320)
Oil and natural gas production payable	(22,217)	1,746
Other liabilities	237	(5,618)
Net cash provided by operating activities	72,811	213,000

Cash flows from investing activities
Oil and natural gas capital expenditures	(79,897)	(148,254)
Pipelines and plants capital expenditures	(10,962)	(10,591)
Net proceeds from sales of oil and natural gas properties and equipment	40,971	431
Other	(105)	(725)
Net cash used in investing activities	(49,993)	(159,139)

Cash flows from financing activities
Bank repayments	(226,000)	(281,000)
Bank borrowings	491,000	361,000
Interest payments treated as a reduction of debt	(42,506)	(42,558)
Cash paid in conjunction with debt repurchases	(14,171)	—
Cash paid in conjunction with debt exchange	—	(120,007)
Costs of debt financing	(299)	(9,332)
Pipeline financing and capital lease debt repayments	(7,015)	(7,273)
Other	(9,230)	12,899
Net cash provided by (used in) financing activities	191,779	(86,271)
Net increase (decrease) in cash, cash equivalents, and restricted cash	214,597	(32,410)
Cash, cash equivalents, and restricted cash at beginning of period	33,045	54,949
Cash, cash equivalents, and restricted cash at end of period	$247,642	$22,539

DENBURY RESOURCES INC.
SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Reconciliation of net income (loss) (GAAP measure) to adjusted net income (loss) (non-GAAP measure)

Adjusted net income (loss) is a non-GAAP measure provided as a supplement to present an alternative net income (loss) measure which excludes expense and income items (and their related tax effects) not directly related to the Company’s ongoing operations. Management believes that adjusted net income (loss) may be helpful to investors by eliminating the impact of noncash and/or special or unusual items not indicative of the Company’s performance from period to period, and is widely used by the investment community, while also being used by management, in evaluating the comparability of the Company’s ongoing operational results and trends. Adjusted net income (loss) should not be considered in isolation, as a substitute for, or more meaningful than, net income (loss) or any other measure reported in accordance with GAAP, but rather to provide additional information useful in evaluating the Company’s operational trends and performance.

	Three Months Ended
	June 30,				March 31,
	2020		2019		2020
In thousands, except per-share data	Amount	Per Diluted Share	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income (loss) (GAAP measure)(1)	$(697,474)	$(1.41)	$146,692	$0.32	$74,016	$0.14
Adjustments to reconcile to adjusted net income (loss) (non-GAAP measure)
Noncash fair value losses (gains) on commodity derivatives(2)	85,759	0.17	(26,309)	(0.06)	(122,133)	(0.21)
Write-down of oil and natural gas properties(3)	662,440	1.34	—	—	72,541	0.12
Accelerated depreciation charge(4)	—	—	—	—	37,368	0.06
Gain on debt extinguishment(5)	—	—	(100,346)	(0.21)	(18,994)	(0.03)
Severance-related expense included in general and administrative expenses(6)	2,361	0.00	—	—	—	—
Expense associated with restructuring(7)	7,875	0.02	—	—	—	—
Other adjustments(8)	1,206	0.00	1,399	0.00	1,404	0.00
Estimated income taxes on above adjustments to net income (loss) and other discrete tax items(9)	(94,529)	(0.19)	37,692	0.08	(16,782)	(0.02)
Adjusted net income (loss) (non-GAAP measure)	$(32,362)	$(0.07)	$59,128	$0.13	$27,420	$0.06

	Six Months Ended
	June 30,
	2020		2019
In thousands, except per-share data	Amount	Per Diluted Share	Amount	Per Diluted Share
Net income (loss) (GAAP measure)(1)	$(623,458)	$(1.26)	$121,018	$0.26
Adjustments to reconcile to adjusted net income (loss) (non-GAAP measure)
Noncash fair value losses (gains) on commodity derivatives(2)	(36,374)	(0.07)	65,274	0.14
Write-down of oil and natural gas properties(3)	734,981	1.49	—	—
Accelerated depreciation charge(4)	37,368	0.08	—	—
Gain on debt extinguishment(5)	(18,994)	(0.04)	(100,346)	(0.22)
Severance-related expense included in general and administrative expenses(6)	2,361	0.00	—	—
Expense associated with restructuring(7)	7,875	0.02	—	—
Other adjustments(8)	2,610	0.01	4,454	0.01
Estimated income taxes on above adjustments to net income (loss) and other discrete tax items(9)	(111,311)	(0.24)	13,984	0.04
Adjusted net income (loss) (non-GAAP measure)	$(4,942)	$(0.01)	$104,384	$0.23

(1)
Diluted net income (loss) per common share includes the impact of potentially dilutive securities including nonvested restricted stock, nonvested performance-based equity awards, and shares into which the Company’s convertible senior notes are convertible. The basic and diluted earnings per share calculations are included on page 5.

(2)	The net change between periods of the fair market values of open commodity derivative positions, excluding the impact of settlements on commodity derivatives during the period.

(3)	Full cost pool ceiling test write-downs related to the Company’s oil and natural gas properties during the three months ended March 31, 2020 and June 30, 2020.

(4)	Accelerated depreciation related to impaired unevaluated properties that were transferred to the full cost pool during the three months ended March 31, 2020.

(5)	Gain on extinguishment related to the Company’s 2020 open market repurchases and June 2019 debt exchange.

(6)	Severance-related expense associated with the Company’s May-2020 involuntary workforce reduction.

(7)	Expenses related to advisor and professional fees associated with review of strategic alternatives and comprehensive restructuring of the Company’s indebtedness.

(8)
Other adjustments include (a) $0.5 million of costs associated with the helium supply contract ruling and $0.7 million of costs associated with the Delta-Tinsley CO2 pipeline incident during the three months ended June 30, 2020, (b) $1.0 million of transaction costs related to the Company’s privately negotiated debt exchanges and $0.4 million of costs associated with the helium supply contract ruling during the three months ended June 30, 2019, and (c) $0.5 million of costs associated with the helium supply contract ruling and $0.9 million of costs associated with the Delta-Tinsley CO2 pipeline incident during the three months ended March 31, 2020. The six months ended June 30, 2019 were further impacted by $1.3 million of expense related to an impairment of assets, $1.3 million of transaction costs, and an additional $0.4 million of costs associated with the helium supply contract ruling.

(9)
The estimated income tax impacts on adjustments to net income for the six months ended June 30, 2020 are computed based upon the actual effective tax rate for the six months ended June 30, 2020 and based upon an estimated annual effective tax rate of 16% for the three months ended March 31, 2020, with other discrete tax adjustments totaling $84 million and $39 million during the three months ended June 30, 2020 and March 31, 2020 primarily comprised of the tax effect of the ceiling test and accelerated depreciation, impacts of the CARES Act, and the periodic tax impacts of a shortfall (benefit) on the stock-based compensation deduction. The estimated income tax impacts on adjustments to net income (loss) for the three and six months ended June 30, 2019 are generally computed based upon a statutory rate of 25%.

BASIC AND DILUTED NET INCOME (LOSS) PER COMMON SHARE

	Three Months Ended
	June 30,				March 31,
	2020		2019		2020
In thousands, except per-share data	Amount	Per Share	Amount	Per Share	Amount	Per Share
Numerator
Net income (loss) – basic	$(697,474)	$(1.41)	$146,692	$0.32	$74,016	$0.15
Effect of potentially dilutive securities
Interest on convertible senior notes, net of tax	—		548		5,857
Net income (loss) – diluted	$(697,474)	$(1.41)	$147,240	$0.32	$79,873	$0.14

Denominator
Weighted average common shares outstanding – basic	495,245		452,612		494,259
Effect of potentially dilutive securities
Restricted stock and performance-based equity awards	—		2,835		1,078
Convertible senior notes	—		11,980		90,853
Weighted average common shares outstanding – diluted	495,245		467,427		586,190

	Six Months Ended
	June 30,
	2020		2019
In thousands, except per-share data	Amount	Per Share	Amount	Per Share
Numerator
Net income (loss) – basic	$(623,458)	$(1.26)	$121,018	$0.27
Effect of potentially dilutive securities
Interest on convertible senior notes, net of tax	—		548
Net income (loss) – diluted	$(623,458)	$(1.26)	$121,566	$0.26

Denominator
Weighted average common shares outstanding – basic	494,752		452,169
Effect of potentially dilutive securities
Restricted stock and performance-based equity awards	—		3,301
Convertible senior notes	—		5,990
Weighted average common shares outstanding – diluted	494,752		461,460

DENBURY RESOURCES INC.
SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Reconciliation of cash flows from operations (GAAP measure) to adjusted cash flows from operations (non-GAAP measure) and free cash flow (non-GAAP measure)

Adjusted cash flows from operations is a non-GAAP measure that represents cash flows provided by operations before changes in assets and liabilities, as summarized from the Company’s Unaudited Condensed Consolidated Statements of Cash Flows. Adjusted cash flows from operations measures the cash flows earned or incurred from operating activities without regard to the collection or payment of associated receivables or payables. Free cash flow is a non-GAAP measure that represents adjusted cash flows from operations less interest treated as debt reduction, development capital expenditures and capitalized interest, but before acquisitions. Management believes that it is important to consider these additional measures, along with cash flows from operations, as it believes the non-GAAP measures can often be a better way to discuss changes in operating trends in its business caused by changes in production, prices, operating costs and related factors, without regard to whether the earned or incurred item was collected or paid during that period.

	Three Months Ended			Six Months Ended
In thousands	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
Net income (loss) (GAAP measure)	$(697,474)	$146,692	$74,016	$(623,458)	$121,018
Adjustments to reconcile to adjusted cash flows from operations
Depletion, depreciation, and amortization	55,414	58,264	96,862	152,276	115,561
Deferred income taxes	(102,304)	62,023	(4,209)	(106,513)	52,545
Stock-based compensation	1,087	3,602	2,453	3,540	6,865
Noncash fair value losses (gains) on commodity derivatives	85,759	(26,309)	(122,133)	(36,374)	65,274
Gain on debt extinguishment	—	(100,346)	(18,994)	(18,994)	(100,346)
Write-down of oil and natural gas properties	662,440	—	72,541	734,981	—
Other	4,026	673	4,253	8,279	2,844
Adjusted cash flows from operations (non-GAAP measure)	8,948	144,599	104,789	113,737	263,761
Net change in assets and liabilities relating to operations	2,021	4,035	(42,947)	(40,926)	(50,761)
Cash flows from operations (GAAP measure)	$10,969	$148,634	$61,842	$72,811	$213,000

Adjusted cash flows from operations (non-GAAP measure)	$8,948	$144,599	$104,789	$113,737	$263,761
Interest on notes treated as debt reduction	(20,912)	(21,355)	(21,354)	(42,266)	(42,634)
Development capital expenditures	(21,259)	(76,856)	(38,785)	(60,044)	(138,019)
Capitalized interest	(8,729)	(8,238)	(9,452)	(18,181)	(18,772)
Free cash flow (deficit) (non-GAAP measure)	$(41,952)	$38,150	$35,198	$(6,754)	$64,336

DENBURY RESOURCES INC.
SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Reconciliation of commodity derivatives income (expense) (GAAP measure) to noncash fair value gains (losses) on commodity derivatives (non-GAAP measure)

Noncash fair value adjustments on commodity derivatives is a non-GAAP measure and is different from “Commodity derivatives expense (income)” in the Unaudited Condensed Consolidated Statements of Operations in that the noncash fair value gains (losses) on commodity derivatives represents only the net change between periods of the fair market values of open commodity derivative positions, and excludes the impact of settlements on commodity derivatives during the period. Management believes that noncash fair value gains (losses) on commodity derivatives is a useful supplemental disclosure to “Commodity derivatives expense (income)” because the GAAP measure also includes settlements on commodity derivatives during the period; the non-GAAP measure is widely used within the industry and by securities analysts, banks and credit rating agencies in calculating EBITDA and in adjusting net income (loss) to present those measures on a comparative basis across companies, as well as to assess compliance with certain debt covenants.

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
In thousands	2020	2019	2020	2020	2019
Receipt (payment) on settlements of commodity derivatives	$45,629	$(1,549)	$24,638	$70,267	$6,657
Noncash fair value gains (losses) on commodity derivatives (non-GAAP measure)	(85,759)	26,309	122,133	36,374	(65,274)
Commodity derivatives income (expense) (GAAP measure)	$(40,130)	$24,760	$146,771	$106,641	$(58,617)

DENBURY RESOURCES INC.
SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Reconciliation of net income (loss) (GAAP measure) to Adjusted EBITDAX (non-GAAP measure)

Adjusted EBITDAX is a non-GAAP financial measure which management uses and is calculated based upon (but not identical to) a financial covenant related to “Consolidated EBITDAX” in the Company’s senior secured bank credit facility, which excludes certain items that are included in net income (loss), the most directly comparable GAAP financial measure. Items excluded include interest, income taxes, depletion, depreciation, and amortization, and items that the Company believes affect the comparability of operating results such as items whose timing and/or amount cannot be reasonably estimated or are non-recurring. Management believes Adjusted EBITDAX may be helpful to investors in order to assess the Company’s operating performance as compared to that of other companies in the industry, without regard to financing methods, capital structure or historical costs basis. It is also commonly used by third parties to assess leverage and the Company’s ability to incur and service debt and fund capital expenditures. Adjusted EBITDAX should not be considered in isolation, as a substitute for, or more meaningful than, net income (loss), cash flow from operations, or any other measure reported in accordance with GAAP. The Company’s Adjusted EBITDAX may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDAX, EBITDAX or EBITDA in the same manner.  The following table presents a reconciliation of the Company’s net income (loss) to Adjusted EBITDAX.

	Three Months Ended			Six Months Ended
In thousands	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
Net income (loss) (GAAP measure)	$(697,474)	$146,692	$74,016	$(623,458)	$121,018
Adjustments to reconcile to Adjusted EBITDAX
Interest expense	20,617	20,416	19,946	40,563	37,814
Income tax expense (benefit)	(101,706)	65,377	(10,616)	(112,322)	54,618
Depletion, depreciation, and amortization	55,414	58,264	96,862	152,276	115,561
Noncash fair value losses (gains) on commodity derivatives	85,759	(26,309)	(122,133)	(36,374)	65,274
Stock-based compensation	1,087	3,602	2,453	3,540	6,865
Gain on debt extinguishment	—	(100,346)	(18,994)	(18,994)	(100,346)
Write-down of oil and natural gas properties	662,440	—	72,541	734,981	—
Severance-related expense	2,361	—	—	2,361	—
Noncash, non-recurring and other(1)	10,231	1,417	2,364	12,595	6,203
Adjusted EBITDAX (non-GAAP measure)(2)	$38,729	$169,113	$116,439	$155,168	$307,007

(1)
Second quarter of 2020 includes $8 million of expenses related to advisor and professional fees associated with review of strategic alternatives and comprehensive restructuring of the Company’s indebtedness.

(2)
Excludes pro forma adjustments related to qualified acquisitions or dispositions under the Company’s senior secured bank credit facility. Second quarter of 2020 adjusted EBITDAX includes $12 million of expense in connection cash retention and incentive compensation resulting from modification of compensation arrangements for 21 of the Company’s executives and senior managers (See Note 6, Stock Compensation in the Company’s Form 10-Q for the period ended June 30, 2020).

DENBURY RESOURCES INC.
OPERATING HIGHLIGHTS (UNAUDITED)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
Production (daily – net of royalties)
Oil (barrels)	48,900	58,034	54,649	51,774	57,726
Gas (mcf)	7,737	10,111	7,899	7,818	10,467
BOE (6:1)	50,190	59,719	55,965	53,077	59,470
Unit sales price (excluding derivative settlements)
Oil (per barrel)	$24.39	$62.22	$45.96	$35.78	$59.39
Gas (per mcf)	1.21	2.01	1.46	1.33	2.35
BOE (6:1)	23.95	60.80	45.09	35.09	58.06
Unit sales price (including derivative settlements)
Oil (per barrel)	$34.64	$61.92	$50.92	$43.23	$60.03
Gas (per mcf)	1.21	2.01	1.46	1.33	2.35
BOE (6:1)	33.94	60.52	49.93	42.37	58.68
NYMEX differentials
Gulf Coast region
Oil (per barrel)	$(3.59)	$4.85	$1.18	$(0.53)	$4.55
Gas (per mcf)	(0.09)	0.10	(0.06)	(0.07)	0.00
Rocky Mountain region
Oil (per barrel)	$(4.68)	$(1.48)	$(2.78)	$(3.25)	$(1.97)
Gas (per mcf)	(1.04)	(1.13)	(0.91)	(0.98)	(0.67)
Total company
Oil (per barrel)	$(4.03)	$2.35	$(0.38)	$(1.61)	$2.01
Gas (per mcf)	(0.54)	(0.50)	(0.41)	(0.48)	(0.34)

DENBURY RESOURCES INC.
OPERATING HIGHLIGHTS (UNAUDITED)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
Average Daily Volumes (BOE/d) (6:1)	2020	2019	2020	2020	2019
Tertiary oil production
Gulf Coast region
Delhi	3,529	4,486	3,813	3,671	4,480
Hastings	4,722	5,466	5,232	4,977	5,502
Heidelberg	4,366	4,082	4,371	4,369	4,035
Oyster Bayou	3,871	4,394	3,999	3,935	4,566
Tinsley	3,788	4,891	4,355	4,071	4,776
West Yellow Creek	695	586	775	735	511
Mature properties(1)	5,249	6,448	6,386	5,818	6,464
Total Gulf Coast region	26,220	30,353	28,931	27,576	30,334
Rocky Mountain region
Bell Creek	5,715	5,951	5,731	5,723	5,304
Salt Creek	1,386	2,078	2,149	1,767	2,067
Other	7	41	50	28	46
Total Rocky Mountain region	7,108	8,070	7,930	7,518	7,417
Total tertiary oil production	33,328	38,423	36,861	35,094	37,751
Non-tertiary oil and gas production
Gulf Coast region
Mississippi	713	1,025	748	730	1,030
Texas	3,087	3,224	3,419	3,253	3,261
Other	5	6	6	6	8
Total Gulf Coast region	3,805	4,255	4,173	3,989	4,299
Rocky Mountain region
Cedar Creek Anticline	11,988	14,311	13,046	12,517	14,647
Other	1,069	1,305	1,105	1,087	1,309
Total Rocky Mountain region	13,057	15,616	14,151	13,604	15,956
Total non-tertiary production	16,862	19,871	18,324	17,593	20,255
Total continuing production	50,190	58,294	55,185	52,687	58,006
Property sales
Gulf Coast Working Interests Sale(2)	—	1,019	780	390	1,033
Citronelle(3)	—	406	—	—	431
Total production	50,190	59,719	55,965	53,077	59,470

(1)	Mature properties include Brookhaven, Cranfield, Eucutta, Little Creek, Mallalieu, Martinville, McComb and Soso fields.

(2)	Includes non-tertiary production related to the sale of 50% of our working interests in Webster, Thompson, Manvel, and East Hastings fields, sold in March 2020.

(3)	Includes production from Citronelle Field sold in July 2019.

DENBURY RESOURCES INC.
PER-BOE DATA (UNAUDITED)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2020	2019	2020	2020	2019
Oil and natural gas revenues	$23.95	$60.80	$45.09	$35.09	$58.06
Receipt (payment) on settlements of commodity derivatives	9.99	(0.28)	4.84	7.28	0.62
Lease operating expenses	(17.80)	(21.70)	(21.46)	(19.73)	(22.61)
Production and ad valorem taxes	(1.92)	(4.33)	(3.53)	(2.77)	(4.23)
Transportation and marketing expenses	(2.06)	(2.07)	(1.89)	(1.97)	(2.04)
Production netback	12.16	32.42	23.05	17.90	29.80
CO2 sales, net of operating and exploration expenses	1.23	1.36	1.43	1.33	1.43
General and administrative expenses	(5.21)	(3.22)	(1.91)	(3.47)	(3.38)
Interest expense, net	(4.51)	(3.76)	(3.92)	(4.20)	(3.51)
Other	(1.71)	(0.19)	1.92	0.22	0.17
Changes in assets and liabilities relating to operations	0.44	0.74	(8.43)	(4.24)	(4.72)
Cash flows from operations	2.40	27.35	12.14	7.54	19.79
DD&A – excluding accelerated depreciation charge	(12.13)	(10.72)	(11.68)	(11.89)	(10.74)
DD&A – accelerated depreciation charge(1)	—	—	(7.34)	(3.87)	—
Write-down of oil and natural gas properties	(145.04)	—	(14.24)	(76.08)	—
Deferred income taxes	22.40	(11.41)	0.83	11.03	(4.88)
Gain on debt extinguishment	—	18.46	3.73	1.97	9.32
Noncash fair value gains (losses) on commodity derivatives	(18.78)	4.84	23.98	3.76	(6.07)
Other noncash items	(1.56)	(1.53)	7.11	3.00	3.82
Net income (loss)	$(152.71)	$26.99	$14.53	$(64.54)	$11.24

(1)	Represents an accelerated depreciation charge related to impaired unevaluated properties that were transferred to the full cost pool during the three months ended March 31, 2020.

CAPITAL EXPENDITURE SUMMARY (UNAUDITED)(1)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
In thousands	2020	2019	2020	2020	2019
Capital expenditure summary
Tertiary oil fields	$5,194	$28,758	$14,726	$19,920	$54,786
Non-tertiary fields	2,294	14,880	10,954	13,248	36,554
Capitalized internal costs(2)	9,463	12,324	8,881	18,344	24,214
Oil and natural gas capital expenditures	16,951	55,962	34,561	51,512	115,554
CO2 pipelines, sources and other	4,308	20,894	4,224	8,532	22,465
Capital expenditures, before acquisitions and capitalized interest	21,259	76,856	38,785	60,044	138,019
Acquisitions of oil and natural gas properties	38	68	42	80	97
Capital expenditures, before capitalized interest	21,297	76,924	38,827	60,124	138,116
Capitalized interest	8,729	8,238	9,452	18,181	18,772
Capital expenditures, total	$30,026	$85,162	$48,279	$78,305	$156,888

(1)	Capital expenditure amounts include accrued capital.

(2)	Includes capitalized internal acquisition, exploration and development costs and pre-production tertiary startup costs.

DENBURY RESOURCES INC.
INTEREST AND FINANCING EXPENSES (UNAUDITED)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
In thousands	2020	2019	2020	2020	2019
Cash interest(1)	$45,263	$48,371	$45,826	$91,089	$96,319
Interest not reflected as expense for financial reporting purposes(1)	(20,912)	(21,355)	(21,354)	(42,266)	(42,634)
Noncash interest expense	1,061	1,194	1,031	2,092	2,457
Amortization of debt discount(2)	3,934	444	3,895	7,829	444
Less: capitalized interest	(8,729)	(8,238)	(9,452)	(18,181)	(18,772)
Interest expense, net	$20,617	$20,416	$19,946	$40,563	$37,814

(1)
Cash interest includes interest which is paid semiannually on the Company’s 9% Senior Secured Second Lien Notes due 2021 and 9¼% Senior Secured Second Lien Notes due 2022. As a result of the accounting for certain exchange transactions in previous years, most of the future interest related to these notes was recorded as debt as of the debt issuance dates, which is reduced as semiannual interest payments are made, and therefore not reflected as interest for financial reporting purposes.

(2)
Represents the amortization of debt discounts related to the Company’s 7¾% Senior Secured Second Lien Notes due 2024 (“7¾% Senior Secured Notes”) and 6⅜% Convertible Senior Notes due 2024 (“6⅜% Convertible Senior Notes”) issued in June 2019. In accordance with FASC 470-50, Modifications and Extinguishments, the 7¾% Senior Secured Notes and 6⅜% Convertible Senior Notes were recorded on the Company’s balance sheet at a discount of $30 million and $80 million, respectively, which will be amortized as interest expense over the term of the notes.

SELECTED BALANCE SHEET DATA (UNAUDITED)

	June 30,	December 31,
In thousands	2020	2019
Cash and cash equivalents	$209,276	$516
Total assets	4,058,035	4,691,867

Borrowings under senior secured bank credit facility	$265,000	$—
Borrowings under senior secured second lien notes (principal only)(1)	1,592,839	1,623,049
Borrowings under senior convertible notes (principal only)(2)	225,663	245,548
Borrowings under senior subordinated notes (principal only)	245,690	245,690
Financing and capital leases	160,585	167,439
Total debt (principal only)	$2,489,777	$2,281,726

Total stockholders’ equity	$804,419	$1,412,259

(1)
Excludes $119 million and $165 million of future interest payable on the notes as of June 30, 2020 and December 31, 2019, respectively, accounted for as debt for financial reporting purposes and also excludes a $24 million and $27 million discount to par on the 7¾% Senior Secured Notes as of June 30, 2020 and December 31, 2019, respectively.

(2)	Excludes a $64 million and $75 million discount to par on the 6⅜% Convertible Senior Notes as of June 30, 2020 and December 31, 2019, respectively.